Exhibit 10.80

FRAMEWORK AGREEMENT

GNLG

DATED 16 JANUARY 201V

BETWEEN

DIODES ZETEX LIMITED

AND

DIODES ZETEX SEMICONDUCTORS LIMITED

AND

DIODES INCORPORATED

and

HR TRUSTEES LIMITED AND OTHERS

relating to the

DIODES ZETEX PENSION SCHEME

crignat

of the

Allen & Overy CUP is a limiteä [ability partnership registered in England and Wa•es with registered number OC3d6763 is authorized and regulated by the Solicitors Regulation Authority of England and Wales. The term partner to member of Aller Ovew L LP or an employee or consultant with equivalent standing and gualifications_ A list at the members of Alen LLP and the non-members who are partners is open to inspecfion at its registered officer One a•shops Square, London El EAD Allen & Over-y LLP or an affiliated undertaking has an office in each Abu Ohabi, Amsterdam. Antwerp. Athens. Bangkok. Beijing. atatisla•aa, 3rugseis, 3ucnaeest (associated Eudapest. Casablanca, Doha, Dubai, Dusseldorf, Frankfurt, Hamburg, Hanoi Ho Chi Minh City. Hong Kong, Istanbul. Jakarta (associateä office). London, Luxembourg, Madrid. Msnnneim, Wan. Moscow. Munich, New York, Paris. Perth. Prague. Riyadh (associated office). Rome, SAO Paula. Shanghai. Singapore. Sydnay, Tokyo, Warsaw. Washington. C) C, and Yangon

THIS DEED is dated \ e	2017
BETWEEN:

(1)

IAN J E SMITH of 27 Selsey Avenue, sale, Cheshire M33 4RN, JAMES BROOKS of 41 Springside Road, Waimersley, Bury BL9 5JB and HR TRUSTEES LIMITED (No. 745598) whose registered office is at Phoenix House, Station Hill, Reading RGI INB as trustees of the Diodes Zetex Pension Scheme (the Trustees);

(2)	DIODES INCORPORATED of 4949 Hedgcoxe Roads Suite 200, Plano, Texas 75024 USA

(Diodes Incorporated);

(3)	DIODES ZETEX LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL

(Registered No 01378777) (Diodes Zetex Limited); and

(4)	DIODES ZETEX SEMICONDUCTORS LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL (Registered No 02387949) (Diodes Zetex Semiconductors Limited).

collectively, the Parties.

BACKGROUND

A	The Trustees are the trustees of the Scheme,
(B)

On 26 March 2012 the Parties entered into a framework agreement setting out a minimum net asset holding in aggregate for Diodes Zetex Limited and Diodes Zetex Semiconductors Limited, which was subsequently updated to provide for a new minimum amount of net assets to be held by the Companies of £48,000,000.00. This updated framework agreement was dated 31 March 2014, which was subsequently replaced by a framework agreement dated 10 March 2015 (the "Current Framework Agreement").

(C)	Diodes Zetex Semiconductors Limited, Diodes Zetex Limited and Diodes Incorporated wish to put in place a new framework agreement, as set out by this Deed.
1.	DEFINITIONS

THIS DEED WITNESSES as follows:

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

Companies means Diodes Zetex Semiconductors Limited and Diodes Zetex Limited.

Current Actuarial Valuation means the actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2016.

Current Schedule of Contributions means the schedule of contributions prepared in accordance with Part 3 of the Pensions Act 2004 in respect of the Current Actuarial Valuation.

Date of the Assessment means the last working day of each month or such other date that the internal monthly management accounts are prepared by the Companies.

Minimum Level of Assets means £48,000,000.00 Net Assets.

Net Assets means the aggregated net assets of the Companies assessed in accordance with clause 3.

New Actuarial Valuation means the actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2019.

Scheme means the Diodes Zetex Pension Scheme which is governed by a Definitive Trust Deed and Rules dated 7 January 2009 (as amended),

0088639-0000007 co:21160094v1	2

2.	MINIMUM LEVEL OF NET ASSETS

With effect from the date of this Deed Diodes Incorporated shall procure that the Companies will have Net Assets of no less than the Minimum Level of Assets until the earlier of:

(a)	the final payment has been made under the Current Schedule of Contributions; or
(b)	the date on which a new schedule of contributions has been prepared and agreed in accordance with Part 3 of the Pensions Act 2004 relating to the New Actuarial Valuation.
3.	ASSESSMENT OF THE NET ASSETS
3.1	The Net Assets of the Companies shall be the figure shown as the net assets on the Date of the Assessment in the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c).
3.2	Diodes Incorporated shall procure that each Company delivers to the Trustees:
(a)	within 14 Business Days of the Date of the Assessment, each Company's latest internal monthly management accounts;
(b)

as soon as reasonably practicable after their preparation, the latest quarterly management accounts for each Company, which shall have been reviewed (but not fully audited) by each Company's auditor; and

(c)	as soon as reasonably practicable after their preparation, the latest annual management accounts which shall have been audited by each Company's auditor.
3.3	The internal management accounts described in sub-clauses 3.2 (a) to (c) shall be sent and deemed delivered via e-mail to the Trustees.
3.4

Diodes Incorporated shall procure that the Companies inform the Trustees of their respective part of the total amount of Net Assets within 14 Business Days of the Date of the Assessment or in the case of the quarterly and annual accounts delivered under sub-clauses 3.2(b) and (c) at the same time as the accounts are delivered.

3.5	Diodes Incorporated shall procure that the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c) are prepared in accordance with standard accounting practices.
4.	GRACE PERIOD AND UNDERTAKING TO PAY
4.1

If an assessment of the Net Assets under clause 3 shows that the Net Assets are less than the Minimum Level of Assets, Diodes Incorporated shall have the following grace period in which to ensure that the Net Assets are brought above the Minimum Level of Assets:

(a)	in the case of the internal monthly management accounts described in sub-clause 3.2(a), 45 days (or such longer time as the Trustees may without obligation, agree) from the Date of the Assessment; and
(b)

in the case of the quarterly and annual accounts delivered under sub-clauses 3.2(b) and (c), 45 days from the date the accounts are delivered (or such longer time as the Trustees may without obligation, agree).

4.2

After the expiry of the 45 days set out in clause 4.1, if the Net Assets are below the Minimum Level of Assets, Diodes Zetex Limited shall within 10 days of demand by the Trustees pay (without any deduction whatsoever) to the Trustees an amount equal to not less than half of all amounts payable towards the Scheme but not yet paid under the Current Schedule of Contributions.

5.	LIMITATION OF LIABILITY

Diodes Incorporated and the Companies shall have no liability to the Trustees under this Deed except as set out in clause 4.2.

0088639-0000007 co:21160094v1	3

6.	MISCELLANEOUS
6.1

This Deed and the documents referred to in it contain the whole agreement between the Parties relating to the transactions contemplated by this Deed and supersede all previous Deeds between the Parties relating to these transactions,

6.2

This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed, and any Party (including any duly authorised representative of a Party) may enter into this Deed by executing a counterpart.

6.3	A person who is not a Party to this agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.
6.4	This Deed is governed by English law.
6.5

The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this agreement) and the parties submit to the exclusive jurisdiction of the English courts.

0088639-0000007 co:21160094v1	4

AS EVIDENCE of their acceptance of the terms of this Deed, the parties have executed and delivered it as a deed,

EXECUTED as a deed by	)
DIODES ZETEX SEMICONDUCTORS LIMITED acting by	)
Director	)

Witness signature
Witness name
Witness address

EXECUTED as a deed by DIODES ZETEX LIMITED acting by
Director

Witness signature
Witness name
Witness address

EXECUTED as a deed by DIODES INCORPORATED acting by	) )
Director	)

Witness signature
Witness name
Witness address

Trustees

IAN J E SMITH

0088639-0000007 co:21160094v1	5

as trustee of the Diodes Zetex Pension Scheme acting by

Witness signature
Witness name
Witness address

JAMES BROOKS as trustee of the Diodes Zetex Pension Scheme acting by

Witness signature
Witness name
Witness address

HR TRUSTEES LIMITED as trustee of the Diodes Zetex Pension Scheme

Director:

Witness signature
Witness name
Witness address

0088639-0000007 co:21160094v1	6

C021160094.1

FRAMEWORK AGREEMENT

GNLG
DATED : 6 JANUARY 2017

BETWEEN

DIODES ZETEX LIMITED

AND

DIODES Z,ETEX SEMICONDUCTORS LIMITED

AND

DIODES INCORPORATED

and

HR TRUSTEES LIMITED AND OTHERS

relating to the

DIODES ZETEX PENSION SCHEME

original

ci lite

Allen & Overy LLP a lirrited iiability partnership registered in England and Wales With registered OC306763„ It is authohsed and regulated by the Sdicitars Regulation Authority of England and Wales. The term partner is to refer to a "'Ember of Allen & Ovary LLP or an employee or consultant with equivalent standing and qualifications. A list of the members of Allen & Over} LEP and of the non-members who ere designated as partners is open to inspection at its registered office, One Bishops Square. London El GAD.

Allen & Overy LLP or an affiliated undertaking has an office in each Ott Abu Dhabi. Amsterdam. Antwerpr Athens, Bangkok, Beijing. Belfast. Bratislava. Brussels, Bucharest (associated office). Budapest, Casablanca, Ooha, Dubai, OusSeIdorf, Frankfurt. Harnburg, Hanoir Ho Cni Minh City. Hong Kong. Istanbul. Jakarta (associated office). London, Luxembourg, Madrid, Mannheim, Milan, Moscow. Murich, New York, Paris, Perth, Prague, Riyadh (associated office), Rorne, Såo Paulon Shanghai, Singapore, Sydney. Tokyo. Warsaw, Washington, DC. and Yangon.

THIS DEED is dated I b JANUARY 2017

BETWEEN:

(1)

IAN J E SMITH of 27 Selsey Avenue, sale, Cheshire M33 4RN, JAMES BROOKS of 41 Springside Road, Waimersley, Bun, BL9 5JB and HR TRUSTEES LIMITED (No, 745598) whose registered office is at Phoenix House, Station Hill, Reading RGI INB as trustees of the Diodes Zetex Pension Scheme (the Trustees);

(2)	DIODES INCORPORATED of 4949 Hedgcoxe Road, suite 200, Plano, Texas 75024 USA

(Diodes Incorporated);

(3)	DIODES ZETEX LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL

(Registered No 01378777) (Diodes Zetex Limited); and

(4)	DIODES ZETEX SEMICONDUCTORS LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL (Registered No 02387949) (Diodes Zetex Semiconductors Limited).

collectively, the Parties.

BACKGROUND

A	The Trustees are the trustees of the Scheme.
(B)

On 26 March 2012 the Parties entered into a framework agreement setting out a minimum net asset holding in aggregate for Diodes Zetex Limited and Diodes Zetex Semiconductors Limited, which was subsequently updated to provide for a new minimum amount of net assets to be held by the Companies of £48,000,000.00 This updated framework agreement was dated 3 1 March 2014, which was subsequently replaced by a framework agreement dated 10 March 2015 (the [l]'Current Framework Agreement").

(C)	Diodes Zetex Semiconductors Limited, Diodes Zetex Limited and Diodes Incorporated wish to put in place a new framework agreement, as set out by this Deed.

1.DEFINITIONS

THIS DEED WITNESSES as follows:

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

Companies means Diodes Zetex Semiconductors Limited and Diodes Zetex Limited.

Current Actuarial Valuation means the actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2016.

Current Schedule of Contributions means the schedule of contributions prepared in accordance with Part 3 of the Pensions Act 2004 in respect of the Current Actuarial Valuation,

Date of the Assessment means the last working day of each month or such other date that the internal monthly management accounts are prepared by the Companies.

Minimum Level of Assets means £48,000,000.00 Net Assets,

CO:21 f 60094, 1

0088639-0000007	2

Net Assets means the aggregated net assets of the Companies assessed in accordance with clause 3.

New Actuarial Valuation means the actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2019,

Scheme means the Diodes Zetex Pension Scheme which is governed by a Definitive Trust Deed and Rules dated 7 January 2009 (as amended).

2.	MINIMUM LEVEL OF NET ASS CTS

With effect from the date of this Deed Diodes Incorporated shall procure that the Companies will have Net Assets of no less than the Minimum Level of Assets until the earlier of:

(a)	the final payment has been made under the Current Schedule of Contributions; or
(b)	the date on which a new schedule of contributions has been prepared and agreed in accordance with Part 3 of the Pensions Act 2004 relating to the New Actuarial Valuation.
3.	ASSESSMENT OF THE NET ASSETS
3.1	The Net Assets of the Companies shall be the figure shown as the net assets on the Date of the Assessrnent in the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c).
3.2	Diodes Incorporated shall procure that each Company delivers to the Trustees:
(a)	within 14 Business Days of the Date of the Assessment, each Company's latest internal monthly management accounts;
(b)

as soon as reasonably practicable after their preparation, the latest quarterly management accounts for each Company, which shall have been reviewed (but not fully audited) by each Company's auditor; and

(c)	as soon as reasonably practicable after their preparation, the latest annual management accounts which shall have been audited by each Company's auditor.
3.3	The internal management accounts described in sub-clauses 3.2 (a) to (c) shall be sent and deemed delivered via e-mail to the Trustees.
3.4

Diodes Incorporated shall procure that the Companies inform the Trustees of their respective part of the total amount of Net Assets within 14 Business Days of the Date of the Assessment or in the case of the quarterly and annual accounts delivered under sub-clauses 3.2(b) and (c) at the same time as the accounts are delivered.

3.5	Diodes Incorporated shall procure that the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c) are prepared in accordance with standard accounting practices.
4.	GRACE PERIOD AND UNDERTAKING TO PAY
4.1

If an assessment of the Net Assets under clause 3 shows that the Net Assets are less than the Minimum Level of Assets, Diodes Incorporated shall have the following grace period in which to ensure that the Net Assets are brought above the Minimum Level of Assets:

(a)	in the case of the internal monthly management accounts described in sub-clause 3.2(a), 45 days (or such longer time as the Trustees may without obligation, agree) from the Date Of the Assessment; and

co:21160094.1

0088639-0000007 co:21160094v1	3

(b)

in the case of the quarterly and annual accounts delivered under sub-clauses 32(b) and (c), 45 days from the date the accounts are delivered (or such longer time as the Trustees may without obligation, agree).

4.2

After the expiry of the 45 days set out in clause 4, I , if the Net Assets are below the Minimum Level of Assets, Diodes Zetex Limited shall within 10 days of demand by the Trustees pay (without any deduction whatsoever) to the Trustees an amount equal to not less than half of all amounts payable towards the Scheme but not yet paid under the Current Schedule of Contributions,

5.	LIMITATION OF LIABILITY

Diodes Incorporated and the Companies shall have no liability to the Trustees under this Deed except as set out in clause 4.2.

6.	MISCELLANEOUS
6.1

This Deed and the documents referred to in it contain the whole agreement between the Parties relating to the transactions contemplated by this Deed and supersede all previous Deeds between the Parties relating to these transactions.

6.2

This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed, and any Party (including any duly authorised representative of a Party) may enter into this Deed by executing a counterpart,

6.3	A person who is not a Party to this agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999,
6.4.	This Deed is governed by English law.
6.5

The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this agreement) and the parties submit to the exclusive jurisdiction of the English courts.

0088639-0000007 co:21160094v1	4

AS EVIDENCE of their acceptance of the terms of this Deed, the parties have executed and delivered it as a deed,

EXECUTED as a deed by
DIODES ZETEX SEMICONDUCTORS LIMITED acting by
Director

co;21160094.1
Witness signature
Witness name
Witness address

EXECUTED as a deed by DIODES ZETEX LIMITED acting by

Director

Witness signature
Witness name
Witness address

EXECUTED as a deed by DIODES INCORPORATED acting by
Director

Witness signature
Witness name
Witness address

0088639-0000007 co:21160094v1	5

Trustees

IAN J E SMITH
C02' '60094.1

as trustee of the Diodes Zetex Pension Scheme acting by

Witness signature
Witness name
Witness address

JAMES BROOKS as trustee of the Diodes Zetex acting by

Witness signature
Witness name
Witness address

PIR TRUSTEES LIMITED as trustee of the Diodes Zetex Pension Scheme
Director:
Witness signature
Witness name
Witness address

co:21160094.1

0088639-0000007 co:21160094v1	6